Exhibit 99.2

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Boards of Directors of

PG&E Corporation and Pacific Gas and Electric Company

We have audited the consolidated financial statements of PG&E Corporation and subsidiaries and of Pacific Gas and Electric Company (a Debtor-in-Possession) and subsidiaries (collectively, the “Companies”) as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 and have issued our report thereon dated February 18, 2004 (March 1, 2004 as to the last three paragraphs of Note 1 and June 18, 2004 as to the first three paragraphs of “Adoption of New Accounting Policies” in Note 1), (which report expresses an unqualified opinion and includes explanatory paragraphs relating to accounting changes, a revision to the 2002 and 2001 financial statements of PG&E Corporation and going concern uncertainties). Such consolidated financial statements of each of the Companies are included in this Form 8-K. Our audits also included the respective consolidated financial statement schedules of PG&E Corporation and Pacific Gas and Electric Company included in this Form 8-K. These consolidated financial statement schedules are the responsibility of the respective managements of PG&E Corporation and Pacific Gas and Electric Company. Our responsibility is to express an opinion based on our audits. In our opinion, such consolidated financial statement schedules, when considered in relation to the respective basic consolidated financial statements of PG&E Corporation and Pacific Gas and Electric Company taken as a whole, present fairly in all material respects the information set forth therein.

DELOITTE & TOUCHE LLP

San Francisco, California

February 18, 2004
(June 18, 2004 as to footnote 1 to Schedule I)

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF PARENT

CONDENSED BALANCE SHEETS

	Balance at
	December 31,

	2003	2002

	(In millions)

ASSETS

Cash and cash equivalents	$673	$182

Restricted cash	—	377

Advances in affiliates	398	479

Note receivable from subsidiary	—	208

Other current assets	9	1

Total current assets	1,080	1,247

Equipment	20	20

Accumulated depreciation	(15)	(12)

Net equipment	5	8

Restricted Cash	361	—

Investments in subsidiaries	4,810	2,870

Other investments	24	33

Deferred income taxes	478	702

Other	32	34

Total Assets	$6,790	$4,894

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities

Accounts Payable — related parties	$2	$31

Accounts payable — other	28	38

Income taxes payable	258	133

Other	158	57

Total current liabilities	446	259

Noncurrent Liabilities:

Long-term debt	883	976

Net investment in NEGT	1,216	—

Other	30	46

Total noncurrent liabilities	2,129	1,022

Preferred Stock	—	—

Common Shareholders’ Equity

Common stock	6,468	6,274

Common stock held by subsidiary	(690)	(690)

Unearned compensation	(20)	—

Accumulated deficit	(1,458)	(1,878)

Accumulated other comprehensive income	(85)	(93)

Total common shareholders’ equity	4,215	3,613

Total Liabilities and Shareholders’ Equity	$6,790	$4,894

SCHEDULE I — CONDENSED FINANCIAL INFORMATION OF PARENT — (Continued)

CONDENSED STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2003, 2002 and 2001

	2003	2002	2001

	(In millions except
	per share amount)

Administrative service revenue	$101	$96	$95

Equity in earnings of subsidiaries	917	1,842	1,087

Operating expenses	(133)	(141)	(108)

Interest income	20	30	35

Interest expense	(200)	(253)	(132)

Other income	2	81	4

Income before income taxes	707	1,655	981

Less: Income tax benefit	(84)	(68)	(40)

Income from continuing operations	791	1,723	1,021

Discontinued operations	(365)	(2,536)	69

Cumulative effect of changes in accounting principles	(6)	(61)	9

Net income (loss) before intercompany elimination	$420	$(874)	$1,099

Weighted Average Common Shares Outstanding	385	371	363

Earnings (Loss) Per Common Share, Basic(1)	$1.04	$(2.30)	$3.03

Earnings (Loss) Per Common Share, Diluted(1)	$1.02	$(2.27)	$3.02

CONDENSED STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2003, 2002 and 2001

	2003	2002	2001

	(In millions)

Cash Flows from Operating Activities:

Net income (loss)	$420	$(874)	$1,099

Loss (income) from discontinued operations	365	2,536	(69)

Cumulative effect of changes in accounting principles	6	61	(9)

Net income from continuing operations	791	1,723	1,021

Adjustments to reconcile net income (loss) to net cash provided by operating activities:

Equity in earnings of subsidiaries	(917)	(1,842)	(1,087)

Deferred taxes	265	(660)	(51)

Other — net	391	458	237

Net cash provided (used) by operating activities	530	(321)	120

Cash Flows From Investing Activities:

Capital expenditures	—	(1)	(4)

Net cash used by investing activities	—	(1)	(4)

Cash Flows From Financing Activities:

Common stock issued	166	217	15

Common stock repurchased	—	—	(1)

Long-term debt issued	581	847	907

Long-term debt redeemed	(787)	(908)	—

Short-term debt issued redeemed	—	—	(931)

Dividends paid	—	—	(109)

Other — net	1	—	—

Net cash provided (used) by financing activities	(39)	156	(119)

Net Change in Cash & Cash Equivalents	491	(166)	(3)

Cash & Cash Equivalents at January 1	182	348	351

Cash & Cash Equivalents at December 31	$673	$182	$348

(1)	PG&E Corporation adopted the consensus reached by Emerging Issues Task Force, or EITF, in EITF issue No. 03-06, “Participating Securities and the Two-Class Method under FASB Statement No. 128,” or EITF 03-06, as ratified by the Financial Accounting Standards Board on March 31, 2004.

PG&E Corporation currently has outstanding $280 million principal amount of convertible subordinated 9.50% notes due 2010, or Convertible Notes, that are entitled to receive (non-cumulative) dividend payments without exercising the conversion option. These Convertible Notes, which were issued in June 2002, meet the criteria of a participating security in the calculation of earnings per share using the “two-class” method.

Accordingly, the basic and diluted earnings per share calculations for each of the years in the three year period ended December 31, 2003 reflect the allocation of earnings between PG&E Corporation common stock and the participating security.

PG&E CORPORATION

SCHEDULE II — CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS

For the Years Ended December 31, 2003, 2002 and 2001

		Additions

		Charged
	Balance	to				Balance
	at	Costs	Charged			at
	Beginning	and	to Other			End of
Description	of Period	Expenses	Accounts	Deductions		Period

(in millions)

Valuation and qualifying accounts deducted from assets:

2003:

Allowance for uncollectible accounts (1)(2)	$59	$42	$—	$33	(3)	$68

2002:

Allowance for uncollectible accounts (1)(2)	$48	$34	$(2)	$23	(3)	$59

2001:

Allowance for uncollectible accounts (1)(2)	$52	$24	$—	$28	(3)	$48

Provision for loss on generation-related regulatory assets and undercollected purchased power costs(4)	$6,939	$—	$—	$6,939		$—

(1)	Allowance for uncollectible accounts is deducted from “Accounts receivable Customers, net.”

(2)	Allowance for uncollectible accounts does not include NEGT.

(3)	Deductions consist principally of write-offs, net of collections of receivables previously written off.

(4)	Provision was deduction from “Regulatory Assets.”

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR IN POSSESSION

SCHEDULE II — CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS

For the Years Ended December 31, 2003, 2002 and 2001

		Additions

	Balance at	Charged to	Charged to			Balance at
	Beginning	Costs and	Other			End of
Description	of Period	Expenses	Accounts	Deductions		Period

	(in millions)

Valuation and qualifying accounts deducted from assets:

2003:

Allowance for uncollectible accounts(1)	$59	$42	$—	$33	(2)	$68

2002:

Allowance for uncollectible accounts(1)	$48	$34	$(2)	$23	(2)	$59

2001:

Allowance for uncollectible accounts(1)	$52	$24	$—	$28	(2)	$48

Provision for loss on generation-related regulatory assets and undercollected purchased power costs(3)	$6,939	$—	$—	$6,939		$—

(1)	Allowance for uncollectible accounts is deducted from “Accounts receivable Customers, net.”

(2)	Deductions consist principally of write-offs, net of collections of receivables previously written off.

(3)	Provision was deduction from “Regulatory Assets.”